                                                                    EXHIBIT 10.5



                                OFFICE LEASE
                                ------------



                             2600 S. EL CAMINO REAL
                             SAN MATEO, CALIFORNIA


                             LAMBEAU INVESTORS LLC,
                    a California limited liability company,

                                  as Landlord,


                                      and


                                 BEATNIK, INC.,
                            a California corporation

                                   as Tenant

                            2600 S. EL CAMINO REAL
                            ----------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
ARTICLE  1     Real Property, Building and Premises.......................    1
ARTICLE  2     Lease Term.................................................    3
ARTICLE  3     Base Rent..................................................    3
ARTICLE  4     Additional Rent............................................    3
ARTICLE  5     Use of Premises............................................    8
ARTICLE  6     Services and Utilities.....................................    8
ARTICLE  7     Repairs....................................................    9
ARTICLE  8     Additions and Alterations..................................    9
ARTICLE  9     Covenant Against Liens.....................................   10
ARTICLE 10     Indemnification and Insurance..............................   10
ARTICLE 11     Damage and Destruction.....................................   11
ARTICLE 12     Condemnation...............................................   12
ARTICLE 13     Covenant of Quiet Enjoyment................................   13
ARTICLE 14     Assignment and Subletting..................................   13
ARTICLE 15     Surrender; Ownership and Removal of Trade Fixtures.........   14
ARTICLE 16     Holding Over...............................................   15
ARTICLE 17     Estoppel Certificates......................................   15
ARTICLE 18     Subordination..............................................   15
ARTICLE 19     Tenant's Defaults; Landlord's Remedies.....................   15
ARTICLE 20     Security Deposit...........................................   17
ARTICLE 21     Compliance with Law........................................   17
ARTICLE 22     Entry by Landlord..........................................   18
ARTICLE 23     Miscellaneous Provisions...................................   18

EXHIBITS

     A     OUTLINE OF PREMISES

     B     [INTENTIONALLY OMITTED]

     C     AMENDMENT TO LEASE

     D     RULES AND REGULATIONS

     E     FORM OF TENANT'S ESTOPPEL CERTIFICATE

     F     WARRANT CERTIFICATE

     G     INVENTORY OF LANDLORD'S FURNITURE

                            2600 S. EL CAMINO REAL
                            ----------------------

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------


     This Summary of Basic Lease Information ("Summary") is hereby incorporated into and made a part of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

              TERMS OF LEASE                             DESCRIPTION
    (References are to the Office Lease)
 1.    Date:                                             June 17, 1999

 2.    Landlord:                                         LAMBEAU INVESTORS LLC, a California limited liability
                                                         company

 3.    Address of Landlord (Section 23.19):              Lambeau Investors LLC
                                                         c/o Orvick Management Group
                                                         1887 O'Toole Avenue, Suite C208
                                                         San Jose, California 95131
                                                         Attn: Mr. Ken Orvick

                                                         with copies to:

                                                         Lambeau Investors LLC
                                                         c/o Worthing Capital
                                                         845 Oak Grove Avenue, Suite 105
                                                         Menlo Park, California 94025
                                                         Attn: Mr. Vincent Sakowski

                                                         and

                                                         Allen, Matkins, Leck, Gamble & Mallory LLP
                                                         333 Bush Street, Suite 1700
                                                         San Francisco, California 94104
                                                         Attn: Richard C. Mallory, Esq.

 4.    Tenant:                                           BEATNIK, INC., a California corporation

 5.    Address of Tenant (Section 23.19):                Beatnik, Inc.
                                                         217 South B Street
                                                         San Mateo, California 94401
                                                         Attn: Chief Financial Officer
                                                         (Prior to Lease Commencement Date)

                                                         and

                                                         Beatnik, Inc.
                                                         2600 S. El Camino Real, Suite 300
                                                         San Mateo, California 94403
                                                         Attention: Chief Financial Officer
                                                         (After Lease Commencement Date)

 6.    Premises (Article 1):                             Approximately 7,679 rentable square feet of space located
                                                         on the third (3rd) floor of the Building, as set Forth in
                                                         Exhibit A attached hereto.
                                                         ---------

 7.    Term (Article 2):

       7.1  Lease Term:                                  Three (3) years.

       7.2  Lease Commencement Date:                     The earlier of (i) the date Tenant commences business in
                                                         the Premises, or (ii) June 18, 1999.

       7.3  Lease Expiration Date:              If the Lease Commencement Date shall be the first day of a calendar month, then the day immediately preceding the
                                                third (3rd) anniversary of the Lease Commencement Date;
                                                or, if the Lease Commencement Date shall be other than the first day of a calendar month, then the last day of the
                                                month in which the third (3rd) anniversary of the Lease
                                                Commencement Date occurs.

       7.4  Lease Amendment:                    Landlord and Tenant shall confirm the Lease Commencement
                                                Date and the Lease Expiration Date in an Amendment to
                                                Lease (Exhibit C) to be executed pursuant to Article 2 of
                                                       ---------
                                                the Office Lease.
 8.    Base Rent (Article 3):

                              Annual               Monthly Installment          Annual Rental Rate per
       Lease Year            Base Rent                of Base Rent               Rentable Square Foot
      -------------    ---------------------    -------------------------    ----------------------------

            1               $281,051.40                 $23,420.95                       $36.60
            2               $290,266.20                 $24,188.85                       $37.80
            3               $299,481.00                 $24,956.75                       $39.00

 9.    Additional Rent (Article 4):

       9.1  Base Year                           Calendar year 1999.

       9.2  Tenant's Share of Direct            Approximately 31.93%.
            Expenses:

 10.   Security Deposit (Article 20):           $149,740.50

 11.   Brokers (Section 23.25):                 BT Commercial Real Estate

                            2600 S. EL CAMINO REAL
                            ----------------------

                                 OFFICE LEASE
                                 ------------

     This Office Lease, which includes the preceding Summary attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between LAMBEAU INVESTORS LLC, a California limited liability company ("Landlord"), and BEATNIK, INC., a California corporation ("Tenant").

                                   ARTICLE 1
                                   ---------

                     REAL PROPERTY, BUILDING AND PREMISES
                     ------------------------------------

     1.1  Real Property, Building and Premises. Upon and subject to the terms,
          ------------------------------------
covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases front Landlord the premises set forth in Section 6 of the Summary (the "Premises"), which Premises are part of the building (the "Building") located at 2600 S. El Camino Real, San Mateo, California. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Building, any outside plaza areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, the apartment building adjacent to the Building (the "Apartment Building"), the parking facility serving the Building and the Apartment Building, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "Real Property." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property (exclusive of the Apartment Building); provided, however, that the manner in which such public and common areas are maintained and operated shall be at the reasonable discretion of Landlord and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof; provided such changes do not materially adversely affect Tenant's ingress to or egress from the Real Property, the Building or the Premises.

     1.2  Condition of Premises. Except as expressly set forth in this Section
          ---------------------
1.2, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "As Is" condition on the Lease Commencement Date. Landlord shall perform the following work prior to delivery of the Premises to Tenant ("Landlord's Work"): (a) patch and paint (in a color selected by Tenant not later than five (5) days following the execution of this Lease and reasonably approved by Landlord) the walls of the Premises; (b) shampoo the carpeting in the Premises; (c) replace any stained or broken ceiling tiles in the Premises;
(d) clean all air conditioning duct vents in file Premises; (e) replace the existing drapes in the Premises with Building standard blinds on the exterior windows; and (f) paint the common area walls (including those in the restrooms) on the third (3rd) floor of the Building. Landlord shall deliver the Premises free of debris used to perform Landlord's Work.

     1.3  Right of First Offer. During the initial term of this Lease, Tenant
          --------------------
shall have a one-time right of first offer to lease the entire ground floor of the Building (the "First Offer Space"), which consists of 4,868 rentable square feet and which becomes available for lease as provided hereinbelow as determined by Landlord. For purposes hereof, the First Offer Space shall become available for lease following the expiration or earlier termination of the current tenant's lease therefor (including renewals whether or not such renewal is pursuant to an express written provision in such lease and regardless of whether any such renewal is consummated pursuant to a new lease or lease amendment), and after the tenant thereunder has vacated such space. Notwithstanding anything herein to the contrary, Tenant's right of first offer set forth herein shall be subject and subordinate to all expansion, first offer and similar rights currently set forth in any lease for space in the Building which has beef) executed as of the date of execution or this Lease (collectively, the "Superior Rights").

          1.3.1  Procedure for Offer. Landlord shall give Tenant written notice
                 -------------------
(the "First Offer Notice") that the First Offer Space will or has become available for lease by Tenant as provided above (its such availability is determined by Landlord) pursuant to the terms of Tenant's right of first offer, as set forth in this Section ).3, provided that no holder of Superior Rights desires to lease all or any portion of such space. Any such Landlord's First Offer Notice delivered by Landlord in accordance with the provisions of Section
1.3 above shall set forth the terms upon which Landlord would lease the First Offer Space to Tenant, including, without limitation (i) the anticipated date upon which the First Offer Space will be available for lease by Tenant and the commencement date therefor, (ii) a schedule of construction of tenant improvements for the First Offer Space, if any, (iii) the Base Rent payable for the First Offer Space which shall be equal to the Fair Market Rental Rate for the First Offer Space (as defined ill Section 1.3.3 below and as determined by Landlord), including tenant improvements and tenant improvement allowance for such First Offer Space, (iv) the term of the lease for such space (which may or may not be coterminus with the Lease Term for the initial Premises); (v) the Security Deposit shall be increased by the amount of the First Offer Space Rent payable by Tenant for the last month of the term of the lease for the First Offer Space; and (vi) any additional collateral as security for Tenant's rental and other obligations with respect to the First Offer Space, in such amounts and of such types (e.g., cash security deposit, letter of credit and/or stock warrants in Tenant), if any, as shall be determined as part of the Fair Market Rental Rate calculation.

          1.3.2  Procedure for Acceptance. If Tenant wishes to exercise Tenant's
                 ------------------------
right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days of Tenant's receipt of the First Offer Notice, Tenant shall deliver written notice to Landlord ("Tenant's Election Notice") pursuant to which Tenant shall elect either to: (i) lease the entire First Offer Space described in the First Offer Notice at the First Offer Rent and upon the terms contained in such notice, or (ii) refuse to lease the First Offer Space, specifying that Tenant is not interested in exercising its right of first offer for the First Offer Space, in which event Tenant's right of first offer shall terminate and be of no further force or effect and Landlord shall be free to lease the First Offer Space or any portion thereof to anyone to whom Landlord desires on any terms Landlord desires. If Tenant does not notify Landlord of its election of any of the options in clauses (i) or (ii) hereinabove, Tenant shall be deemed to have elected the option in clause (ii). Notwithstanding anything in this Section 1.3.2 to the contrary, concurrently with Tenant's delivery of Tenant's Election Notice exercising such right of first offer, Tenant may object in writing to Landlord's determination of the Fair Market Rental Rate set forth in Landlord's First Offer Notice, in which case the Fair Market Rental Rate shall be determined in accordance with the appraisal procedures set forth in
Section 1.3.4 below. If Tenant does not timely object in writing to Landlord's determination of the Fair Market Rental Rate, then Tenant shall be deemed to have accepted such determination and the appraisal procedures in Section 1.3.4 below shall not apply.

          1.3.3 The "Fair Market Rental Rate for the First Offer Space" shall be equal to the Base Rent at which tenants, as of the commencement of the lease for the First Offer Space, are leasing non-sublease space comparable in size, location and quality to the First Offer Space for a comparable term, which comparable space is located in the Building or in comparable office buildings which are located in the City of San Mateo and to the west of Highway 101, taking into consideration all concessions and inducements generally being granted at such time, as determined by Landlord.

          1.3.4  Determination of Fair Market Rental Rate. If Tenant timely
                 ----------------------------------------
objects to the Fair Market Rental Rate submitted by Landlord in the First Offer Notice, Landlord and Tenant shall thereafter attempt in good faith to agree upon such Fair Market Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such Fair Market Rental Rate within fifteen (15) days following Tenant's objection to such Fair Market Rental Rate (the "Outside Agreement Date") then the Fair Market Rental Rate shall be submitted to appraisal in accordance with Sections 1.3.4.1 through 1.3.4.7 below.

                 1.3.4.1 Landlord and Tenant shall each appoint one (1) "appraiser" who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the brokerage of office buildings in the City of San Mateo which are located west of Highway 101 which are comparable to the Building. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the appraisers, taking into account the requirements with respect thereto set forth in Section 1.3.3 above. Each such appraiser shall be appointed within ten (10) days after the Outside Agreement Date.

                 1.3.4.2  The two (2) appraisers so appointed shall, within ten
(10) days of the date of the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers.

                 1.3.4.3 The three (3) appraisers shall, within ten (10) days of the appointment of the third appraiser, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

                 1.3.4.4 The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant.

                 1.3.4.5 If either Landlord or Tenant fails to appoint an appraiser within the time period specified in Section 1.3.4.3 above, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

                 1.3.4.6 If the two (2) appraisers fail to agree upon and appoint a third appraiser, a third appraiser shall be appointed by the Superior Court of San Mateo County, California.

                 1.3.4.7 Each party shall pay the fees and expenses of the appraiser appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third appraiser, if any.

          1.3.5  Construction In First Offer Space. If Tenant leases the First
                 ---------------------------------
Offer Space pursuant to the terms of this Section 1.3, Tenant shall take the First Offer Space in its "as is" condition as of the date of delivery of such space by Landlord to Tenant, and Tenant may construct, at Tenant's sole cost and expense, improvements in the First Offer Space pursuant to the terms of Article 8 of this Lease; provided, however, Tenant may receive a tenant improvement allowance to construct tenant improvements in the First Offer Space to the extent, if any, included in the definition of "First Offer Rent", as set forth in Section 1.3.3.

          1.3.6  Amendment to Lease. If Tenant leases any First Offer Space
                 ------------------
pursuant to this Section 1.3, Landlord and Tenant shall promptly execute an amendment to this Lease covering the First Offer Space and the lease terms thereof. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer provided herein, if at all, with respect to all of the space offered by Landlord to Tenant in Landlord's First Offer Notice at any particular time, and Tenant may not elect to lease only a portion thereof.

          1.3.7  Suspension of Right of First Offer. Notwithstanding anything in
                 ----------------------------------
the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under this Lease, at law or in equity, the right of first offer herein above granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant exercises its right of first offer or on the scheduled commencement date for the First Offer Space, Tenant is[4~ in default under this Lease. In addition, Tenant's right of first offer to lease the First Offer Space is personal to the original Tenant executing 1his Lease, and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the original Tenant, and shall only be available to and exercisable by the Tenant when the original Tenant is in actual and physical possession of the entire Premises.

                                   ARTICLE 2
                                   ---------

                                   LEASE TERM
                                   ----------

     The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in
Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Work Letter), and shall terminate oil the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. At any little during the Lease Term, Landlord may deliver to Tenant an Amendment to Lease in the form as set forth in Exhibit C, attached hereto, which
                                               ---------
notice Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

                                   ARTICLE 3
                                   ---------

                                   BASE RENT
                                   ---------

     Tenant shall pay, without notice or demand, to Landlord at the address first set forth in Section 3 of the Summary, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever; provided, however, that Base Rent shall be abated during the period of time which commences on the Lease Commencement Date and ends on June 30, 1999. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   ARTICLE 4
                                   ---------

                                ADDITIONAL RENT
                                ---------------

     4.1  Additional Rent. In addition to paying the Base Rent specified in
          ---------------
Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.8 and
4.2.3 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6 and Section 23.34), shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

     4.2  Definitions. As used in this Article 4, the following terms shall have
          -----------
the meanings hereinafter set forth:

          4.2.1 "Base Year" shall mean the year set forth in Section 9.1 of the Summary.

          4.2.2 "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.3 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.4 "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.5 "Operating Expenses" shall mean all reasonable and actual expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the lease or ownership, management maintenance, repair, replacement, restoration or operation of the Building and Real Property, including, without limitation, any amounts paid for:
(i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.2.6 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real

Property and/or the Building; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Building and Real Property;
(v) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (vi) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Building and Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Building or Real Property; (viii) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (ix) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; and (x) the cost of any capital improvements or other costs
(I) which are intended as a labor-saving device or to effect other economics in the operation or maintenance of the Building and Real Property, (II) made to the Building or Real Property after the Lease Commencement Date that are required under any governmental law or regulation, or (III) which are reasonably determined by Landlord to be in the best interests of the Building and/or the Real Property; provided, however, that if any such cost described in (I), (II) or (III) above is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not fully occupied during all or a portion of any Expense Year (including the Base Year), Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Landlord shall have the right, from time to time, to equitably allocate, employing sound accounting and management principles, some or all of the Operating Expenses among different portions or tenants of the Real Property (the "Cost Pools"). Such Cost Pools may include, without limitation, the tenants of the Building and the tenants of the Apartment Building. The Operating Expenses allocable to each such Cost Pool shall be allocated to such Cost Pool and charged to the tenants within such Cost Pool in an equitable manner. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and costs relating to capital improvements.

          Notwithstanding the foregoing, Operating Expenses shall not, however, include:

          (A) costs or leasing commissions, attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building;

          (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space;

          (C) costs incurred due to the violation by Landlord of the terms and conditions of any lease of space in the Building;

          (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Building to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis;

          (E) except as otherwise specifically provided in this Section 4.2.5, costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Real Property;

          (F) costs of a capital nature for the Real Property, except as specifically set forth in subclauses (ix) and (x) hereinabove;

          (G) costs of all items and services for which Tenant reimburses Landlord or pays to third parties or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement;

          (H) interest and principal payments, points and fees, on mortgages or deeds of trust or other debt for borrowed money (except for interest as described in subclauses (ix) and (x) hereinabove);

          (I) specific costs or services billed to and paid by specific tenants other than Tenant;

          (J)  costs of repairs and maintenance reimbursed by any other party;

          (K) marketing costs including any sale/transfer/leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, agreements, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with sale/transfer/lease, sublease and/or assignment negotiations and transactions with present or prospective purchasers, tenants or other occupants of the Building;

          (L) attorneys' fees and other costs incurred in attempting to collect rent or evict tenants for nonpayment of rent;

          (M) depreciation, amortization and interest payments, (except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard real estate accounting practices, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life);

          (N) costs including penalties, fines and associated legal expenses incurred due to the violation by Landlord or any other tenant in the Building of applicable federal, state or local governmental laws, codes and similar regulations that would not have been incurred but for any such violations by Landlord or any tenant in the Building, it being intended that each party shall be responsible for the costs resulting from its own violation of such laws, codes and regulations (notwithstanding the immediately foregoing, costs incurred in connection with assessments or taxes which are reasonably contested by Landlord shall be deemed Operating Expenses);

          (O) general overhead and general administrative expenses, advertising and promotional expenses incurred in leasing the Building;

          (P) costs incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed by insurance proceeds;

          (Q) expenses in connection with services or other benefits which are not provided to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building;

          (R)  costs incurred by Landlord due to the violation by Landlord of
(1) the terms and conditions of any lease or other occupancy of space in the Building, (2) this Lease, or (3) any covenants, conditions and restrictions encumbering the Real Property;

          (S)  costs of correcting defects in the construction of the Building;

          (T) costs incurred in connection with upgrading the Building to comply with disability, fire and life safety codes in effect (and legally applicable to the Building) prior to the Lease Commencement Date;

          (U) penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

          (V) costs arising from the presence of Hazardous Materials in or about the Building or the Real Property (including, without limitation, Hazardous Materials in the ground water or soil) to the extent such Hazardous Materials are (i) in existence as of the Lease Commencement Date and in violation of applicable laws, in effect as of the Lease Commencement Date, or
(ii) introduced by Landlord or Landlord's employees, agents or tenants after the Lease Commencement Date in violation of applicable laws in effect as of the date of introduction;

          (W) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Real Property, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except actions where the default of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Real Property, costs of any disputes between Landlord and its employees (if any), disputes of Landlord with Real Property or parking management, or outside fees paid in connection with disputes with other tenants;

          (X) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building vis-a-vis time spent on matters unrelated to operating and managing the Building; provided that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Building manager or Building engineer;

          (Y) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds typical costs of such services rendered by qualified unaffiliated third parties on a competitive basis;

          (Z) the cost of any work or service performed for any building or facility other than the Building or Real Property; and

          (AA) any expense for repairs or maintenance that is covered by warranties or service contracts.

          4.2.6 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

          4.2.7 "Tax Expenses" shall mean all actual federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes.

                 4.2.7.1  Tax Expenses shall include, without limitation:

                 (i) Any tax on Landlord's rent, right to rent or other income front the Real Property or as against Landlord's business of leasing any of the Real Property;

                 (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                 (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                 (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                 (v) Any reasonable and actual expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses.

                 4.2.7.2  INTENTIONALLY DELETED.
                          ---------------------

                 4.2.7.3 Notwithstanding anything to the contrary, contained in this Section 4.2.7, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Building or Real Property),
(ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.4 of this Lease, and (iv) any lines or penalties incurred as a result of Landlord's negligence, inability or unwillingness to timely pay Tax Expenses.

          4.2.8  "Tenant's Share" shall mean the percentage set forth in Section
9.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect. Landlord shall have the right from time to time to remeasure the Premises in connection with a remeasurement of the Building to determine the exact amount of rentable area contained therein pursuant to Landlord's then current method for measuring rentable square footage. Upon any such remeasurement, the rentable area of the Premises and/or the Building, as the case may be, shall be appropriately adjusted as of the date of such remeasurement based upon the written verification by Landlord's space planner of such revised rentable area. In the event of any such adjustment to the rentable area of the Premises and/or the Building, all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable area (including, without limitation, "Tenant's Share,") shall be modified in accordance with such determination; provided, however, notwithstanding anything to the contrary contained here. Landlord represents to Tenant that, to Landlord's actual knowledge, as of the date of the full execution of this Lease, the Building and the Premises have been measured in accordance with current BOMA standards.

          4.3  Calculation and Payment of Additional Rent.
               ------------------------------------------

               4.3.1  Calculation of Excess. If for any Expense Year ending or
                      ---------------------
commencing within the Lease Term, Tenant's Share of' Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to the excess (the "Excess").

               4.3.2  Statement of Actual Direct Expenses and Payment by Tenant.
                      ---------------------------------------------------------
Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in
Section 4.3.3 of this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord front enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days after Landlord delivers the Statement to Tenant, pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

               4.3.3  Statement of Estimated Direct Expenses. In addition,
                      --------------------------------------
Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of' Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set Forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------
Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary, or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord (employing sound accounting and management practices) regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property; or

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.5  Audit Rights.  In the event Tenant disputes the amount of the Direct
          ------------
Expenses set forth in the Statement for the particular Expense Year delivered by Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to have Tenant's authorized employees inspect, at Landlord's office during normal business hours, Landlord's books, records and supporting documents concerning the Direct Expenses set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of file Direct Expenses set forth in any such Statement, unless Tenant notifies Landlord of such objection and dispute, completes such inspection, and has the Accountant commence and complete such audit within one (1) year immediately following Landlord's delivery of the particular Statement in question (the "Review Period"); provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.5, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord's operation and management of the Real Property. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Direct Expenses set forth in the Statement,Tenant shall have the right, within the Review Period, to cause an independent certified public accountant (which is not paid on a commission or contingency basis) mutually approved by Landlord and tenant (the "Accountant") to complete all audit or Landlord's books and records to determine the proper amount of the Direct Expenses incured and amounts payable by Tenant for the Expenses Year which is the subject of such statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be of the "Big 5" accounting firms (which is not paid on a commission or contingency basis), as selected by Tenant and reasonably approved by Landlord. If such audit reveals that Landlord has over-changed Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original statement which was the subject or such audit was in error to Tenant's disadvantage by five percent (5%) or more of the total Direct Expenses which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning, during the Review Period, the correctness of the particular Statement in question provided by Landlord, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct the audit as described above prior to the expiration of the Review Period for such Statement shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Direct Expenses shown thereon.

     4.6  Late Charges. If any installment of Rent or any other sum due from
          ------------
Tenant shall not be received by Landlord or Landlord's designee by the due date therefor, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date they are due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference Rate), plus two percent (2%), but in no event shall the Interest Rate be higher than the highest rate permitted by applicable law.

                                   ARTICLE 5
                                   ---------

                                USE OF PREMISES
                                ---------------

     Tenant shall use the Premises solely for general office purposes consistent with the character of the Building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit my person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of
                     ---------
the United States of America, the state in which the Building is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use my part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined below. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Building is located or the United States Government.

                                   ARTICLE 6
                                   ---------

                            SERVICES AND UTILITIES
                            ----------------------

     6.1  Standard Tenant Services. Landlord shall provide the following
          ------------------------
services on all days during the Lease Term, unless otherwise stated below.

          6.1.1 Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively, the "Holidays").

          6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

          6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building,

          6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

     6.2  Overstandard Tenant Use.  Tenant shall not, without Landlord's prior
          -----------------------
written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
6.1 of this Lease. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, or if Tenant's consumption of electricity shall exceed four (4) watts per usable square foot of the Premises, calculated on an annualized basis for the hours described in Section 6.1.1 above, Tenant shall pay, to Landlord, within ten (10) days after billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within ten (10) days after demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use, (ii) Landlord shall supply such utilities to Tenant at a charge equal to Landlord's "actual cost" of such services (which "actual cost" shall not include any profit to Landlord but may include reasonable overhead, administration and depreciation charges), and (iii) Tenant shall pay such cost within ten (10) days after billing.

(including designating specific contractors to perform such work). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Building is located, and in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other reasonable insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

     8.3  Landlord's Property.  All Alterations, improvements, fixtures and/or
          -------------------
equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord. Furthermore, if, as a condition of its consent to such Alterations, Landlord has required that Tenant remove any improvement or Alteration upon the expiration or early termination of the Lease Term, Tenant shall do so and repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

                                   ARTICLE 9
                                   ---------

                            COVENANT AGAINST LIENS
                            ----------------------

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed on or before the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent tinder this Lease and shall immediately be due and payable by Tenant.

                                  ARTICLE 10
                                  ----------

                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

     10.1  Indemnification and Waiver.  Tenant hereby assumes all risk of damage
           --------------------------
to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, Building and Real Property; provided, however, that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

     10.2  Tenant's Compliance with Landlord's Fire and Casualty Insurance.
           ---------------------------------------------------------------
Landlord shall insure the Building during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and any similar body.

     10.3  Tenant's Insurance.  Tenant shall maintain the following coverages in
           ------------------
the following amounts.

           10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set Forth in Section 10.1 of this Lease, for limits of liability not less than:

     Bodily Injury and                  $3,000,000 each occurrence
     Property Damage Liability          $3,000,000 annual aggregate

     Personal Injury Liability          $3,000,000 each occurrence
                                        $3,000,000 annual aggregate
                                        0% Insured's participation

           10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant (collectively, "Tenant's Property"), (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3   Form of Policies.  The minimum limits of policies of
                   ----------------
insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Building is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

     10.4  Subrogation.  Landlord and Tenant agree to have their respective
           -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

     10.5  Additional Insurance Obligations.  Tenant shall carry and maintain
           --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                                  ARTICLE 11
                                  ----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

     11.1  Repair of Damage to Premises by Landlord.  Tenant shall promptly
           ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Premises and such common areas; provided, however, that in no event shall Landlord be required to repair, replace or restore any of Tenant's Property. Such restoration shall be to substantially the same condition of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or my other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under
Section 10.3 of this Lease (other than those payable with respect to Tenant's Property), and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvements work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in my way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Direct Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

     11.2  Landlord's Option to Repair.  Notwithstanding the terms of Section
           ---------------------------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing or such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred twenty (120) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Real Property and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. In addition, if the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this
Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this Section 11.2, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     11.3  Waiver of Statutory Provisions.  The provisions of this Lease,
           ------------------------------
including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion or the Real Property, and my statute or regulation of the state in which the Building is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

                                  ARTICLE 12
                                  ----------

                                 CONDEMNATION
                                 ------------

     12.1  Permanent Taking.  If the whole or any part of the Premises or
           ----------------
Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety
(90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon sixty (60) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the dale of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

     12.2  Temporary Taking.  Notwithstanding anything to the contrary contained
           ----------------
in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred (100) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                  ARTICLE 13
                                  ----------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1  Transfers.  Tenant shall not, without the prior written consent of
           ---------
Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty
(30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's reasonable legal fees (up to, but no more than $1,000.00) incurred by Landlord, within thirty (30) days after written request by Landlord.

     14.2  Landlord's Consent.  Landlord shall not unreasonably withhold,
           ------------------
condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

           14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

           14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

           14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

           14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

           14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

           14.2.6 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

           14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

           14.2.8 Either the proposed Transferee, or any person or entity which, directly or indirectly controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the six (6) month period immediately preceding the Transfer Notice; provided, however, that this Section 14.2.8 shall not apply to the extent that the Building is one hundred percent (100%) leased and occupied.

     If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease).

     14.3  Transfer Premium.  If Landlord consents to a Transfer, as a condition
           ----------------
thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any brokerage commissions and legal fees in connection with the Transfer (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

     14.4  Landlord's Option as to Subject Space.  Notwithstanding anything to
           -------------------------------------
the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within fifteen (15) days after receipt of any Transfer Notice, to recapture the Subject Space; provided, however, Landlord shall only have the recapture option described in this Section 14.4 with respect to (i) any sublease of ten percent (10%) or more of the Premises by Tenant and
(ii) any sublease of the Premises by Tenant, the term of which sublease shall be equal to the remainder of the Term and/or greater than eighteen (18) months. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term or the Transfer as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of
Section 14.2 of this Lease.

     14.5  Effect of Transfer.  If Landlord consents to a Transfer, (i) the
           ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit.

     14.6  Additional Transfers.  For purposes of this Lease, the term
           --------------------
"Transfer" shall also include (i) if Tenant is a partnership or limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners or members, or transfer of twenty-five percent or more of partnership or membership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

                                  ARTICLE 15
                                  ----------

                             SURRENDER; OWNERSHIP
                             --------------------
                         AND REMOVAL OF TRADE FIXTURES
                         -----------------------------

     15.1  Surrender of Premises.  No act or thing done by Landlord or any agent
           ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord, and Landlord shall not unreasonably withhold, condition or delay giving such writing. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2  Removal of Tenant Property by Tenant.  Upon the expiration of the
           ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all of Tenant's Property, and the personal property (including, without limitation, furniture, trade fixtures and equipment) of any other persons claiming under Tenant, and all telephone, computer and data cables and equipment installed by Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal. In no event shall Tenant remove Landlord's Furniture (as such term is defined in Section 23.34) at any time. Tenant's obligations under this Section 15.2 shall survive the expiration or any earlier termination of this Lease.

                                  ARTICLE 16
                                  ----------

                                 HOLDING OVER
                                 ------------

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent for the first month of such month-to-month tenancy shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease and thereafter at a monthly rate equal to two hundred percent (200%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

                                  ARTICLE 17
                                  ----------

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached
                                                             ---------
hereto, (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee, purchaser or prospective mortgagee or purchaser. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes.
Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                  ARTICLE 18
                                  ----------

                                 SUBORDINATION
                                 -------------

     This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases, including, without limitation, a subordination, nondisturbance and attornment agreement in any commercially reasonable form requested by Landlord's lender or ground lessor. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                  ARTICLE 19
                                  ----------

                    TENANT'S DEFAULTS; LANDLORD'S REMEDIES
                    --------------------------------------

     19.1  Events of Default by Tenant.  All covenants and agreements to be kept
           ---------------------------
or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

           19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due; or

           19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a fifteen (15)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

           19.1.3 Abandonment or vacation of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for three (3) business days or longer while in default of any provision of this Lease; or

           19.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any or Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant's taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold; or

          19.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

          19.1.6  The occurrence of a default set forth in Sections 19.1.4 or
19.1.5 with respect to any guarantor of this Lease, if applicable.

     19.2 Landlord's Remedies Upon Default.  Upon the occurrence of any such
          --------------------------------
default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                  (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                  (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                  (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.6 of this Lease. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this
Section 19.2.3 shall not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

     19.3  Payment by Tenant. Tenant shall pay to Landlord, within fifteen (15)
           -----------------
days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to actual expenditures reasonably made and actual obligations incurred by Landlord in connection with Landlord's performance or cure any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

     19.4  Sublessees of Tenant.  Whether or not Landlord elects to terminate
           --------------------
this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.5  Waiver of Default.  No waiver by Landlord of any violation or breach
           -----------------
by Tenant of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a default by Tenant shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

     19.6  Efforts to Relet.  For the purposes of this Article 19, Tenant's
           ----------------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                  ARTICLE 20
                                  ----------

                               SECURITY DEPOSIT
                               ----------------

     Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in
Section 10 of the Summary. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord has suffered by reason of Tenant's default. Landlord shall deliver an accounting of the amount of the Security Deposit that Landlord used, applied or retained. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, within fifteen (15) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit, and Landlord shall have no obligation to keep the Security Deposit separate from Landlord's own funds. Notwithstanding anything to the contrary contained herein, provided that (a) within the first twelve (12) months of the Lease Term Tenant has obtained additional financing in an amount not less than that required to meet Tenant's obligations under this Lease for the second full year of the Lease Term (including, without limitation, Base Rent and Additional Rent), and otherwise in a form reasonably satisfactory to Landlord, and (b) Tenant has not been in default under this Lease during the first twelve (12) months of the Lease Term, the Security Deposit shall be reduced to an amount equal to $99,832.00, and Landlord shall refund to Tenant, on or before the last day of the thirteenth (13th) month of the Lease Term, an amount equal to $49,908.50.

                                  ARTICLE 21
                                  ----------

                              COMPLIANCE WITH LAW
                              -------------------

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safely system (collectively the "EXCLUDED CHANGES") except to the extent such Excluded Changes are required due to Tenant's alterations to or manner of use of the Premises. In addition, Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                  ARTICLE 22
                                  ----------

                               ENTRY BY LANDLORD
                               -----------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for my injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                  ARTICLE 23
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     23.1  Terms; Captions.  The necessary gram matical changes required to make
           ---------------
the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     23.2  Binding Effect.  Each of the provisions of this Lease shall extend to
           --------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     23.3  No Waiver.  No waiver of any provision of this Lease shall be implied
           ---------
by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

     23.4  Modification of Lease.  Should any current or prospective mortgagee
           ---------------------
or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and deliver the same to Landlord within ten (10) business days following the written request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten (10) days following the request therefor.

     23.5  Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
           -------------------------------
has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Building and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     23.6  Prohibition Against Recording.  Except as provided in Section 23.4 of
           -----------------------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     23.7  Landlord's Title; Air Rights.  Landlord's title is and always shall
           ----------------------------
be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

     23.8  Tenant's Signs.  All signs and graphics of every kind visible in or
           --------------
from public view or corridors, the common areas or the exterior or the Premises (whether located inside or outside the Premises) shall be subject to Landlord's prior written approval, in Landlord's sole and absolute discretion, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made at Tenant's sole cost and expense and in such manner as to avoid injury or defacement of the Premises or the Building, and Tenant shall repair, at Tenant's sole cost and expense, any injury or defacement, including without limitation, discoloration caused by such installation or removal. Subject to all the terms and conditions of this Section 23.8, Tenant shall have the right to place its sign (including its logo) on the fascia of the Building and in the third (3rd) floor elevator lobby of the Building and any elevator lobbies on floors subsequently one hundred percent (100%) leased by Tenant from Landlord and occupied by Tenant. Any such signs shall be maintained by Tenant in a neat, clean and professional manner, at Tenant's sole cost and expense.

     23.9  Relationship of Parties.  Nothing contained in this Lease shall be
           -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     23.10 Application of Payment.  Landlord shall have the right to apply
           ----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     23.11 Time of Essence.  Time is of the essence of this Lease and each of
           ---------------
its provisions.

     23.12 Partial Invalidity.  If any term, provision or condition contained in
           ------------------
this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     23.13 No Warranty.  In executing and delivering this Lease, Tenant has not
           -----------
relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

     23.14 Landlord Exculpation.  It is expressly understood and agreed that
           --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     23.15 Entire Agreement. It is understood and acknowledged that there are
           ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

     23.16 Right to Lease.  Landlord reserves the absolute right to effect such
           --------------
other tenancies in the Building and/or the Real Property as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building and/or the Real Property. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building and/or the Real Property.

     23.17 Force Majeure.  Any prevention, delay or stoppage due to strikes,
           -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     23.18 Waiver of Redemption by Tenant.  Tenant hereby waives for Tenant and
           ------------------------------
for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     23.19 Notices.  All notices, demands, statements or communications
           -------
(collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) o Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses of Landlord set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date of receipt indicated on the return receipt as provided in this Section 23.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     23.20 Joint and Several.  If there is more than one Tenant, the obligations
           -----------------
imposed upon Tenant under this Lease shall be joint and several.

     23.21 Authority.  If Tenant is a corporation, partnership or limited
           ---------
liability company, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing wntity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     23.22 Jury Trial; Attorneys'  Fees.  IF EITHER PARTY COMMENCES LITIGATION
           ----------------------------
AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     23.23 Governing Law.  This Lease shall be construed and enforced in
           -------------
accordance with the laws of the state in which the Building is located.

     23.24 Submission of Lease.  Submission of this instrument for examination
           -------------------
or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     23.25 Brokers.  Landlord and Tenant hereby warrant to each other that they
           -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

     23.26 Independent Covenants.  This Lease shall be construed as though the
           ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, or whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

     23.27 Building Name and Signage.  Landlord shall have the right at any time
           -------------------------
to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall be entitled to one (1) line on the Building directory to display Tenant's name and location in the Building. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord.

     23.28 [INTENTIONALLY DELETED]

     23.29 Landlord Renovations.  It is specifically understood and agreed that
           --------------------
Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Building or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. However, Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Building, Premises, and/or Real Property, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and
(ii) installing new carpeting, lighting, and wall coverings in the Building common areas, and in connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations; provided, however, that Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Premises as a result of such Renovations.

     23.30  INTENTIONALLY DELETED.
            ---------------------

     23.31  Hazardous Substance Disclosure. California law requires landlords to
            ------------------------------
disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage and parking areas of the Real Property. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials (including, without limitation, asbestos-containing materials). The Building and other areas of the Real Property may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials. By its execution of this Lease, Tenant acknowledges that the notice set forth hereinabove shall constitute the notice required under California Health and Safety Code Section 25915.5.

     23.32  Parking. Tenant shall have the right, at no cost or expense to
            -------
Tenant, to use twenty-five (25) unreserved parking spaces (i.e., 3.5 unreserved
                                                           -----
parking spaces per each one thousand (1,000) rentable square feet of the Premises) throughout the term of this Lease in the parking facility located on the Real Property, Tenant's continued right to use the parking spaces is conditioned upon Tenant's abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout, location and all other aspects of the parking facility, and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the parking facility or temporarily relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable distance of the Real Property; provided, however, that the period of time for any one such temporary relocation shall not exceed sixty (60) days and Landlord shall not exercise such right to temporarily relocate such parking passes more than one (1) time per Lease Year. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. Notwithstanding anything to the contrary contained herein, Landlord's obligation to make such parking spaces available to Tenant is subject to all laws, ordinances, rules, regulations, codes and statutes concerning off-street parking and loading facilities applicable to the Real Property, either now existing or hereinafter enacted.

     23.33  Warrants. As additional consideration for Landlord's entering into
            --------
this Lease with Tenant, simultaneously with Tenant's execution hereof, Tenant is issuing and granting to Landlord warrants in Tenant (the "Warrants") pursuant to and in the form of Exhibit F attached hereto (the "Warrant Certificate").
                   ---------

      23.34  Tenant's Lease of Furniture.
             ---------------------------

             23.34.1 Landlord hereby grants Tenant a license to use in the Premises during the Lease Term the furniture and other personal property more specifically described in Exhibit G attached hereto ("Landlord's Furniture"). As
                          ---------
soon hereafter as may reasonably practicable, the parties shall jointly conduct a walk-through inspection of Landlord's furniture, and note on Exhibit G any
                                                               ---------
pre-existing damage or defective conditions in Landlord's Furniture. Tenant accepts Landlord's Furniture in its "as is" condition with all faults and without warranties, express or implied. Landlord disclaims any implied warranties of merchantability or fitness for a particular purpose. Tenant shall not remove the furniture from the Premises or assign its right to use Landlord's Furniture. Tenant expressly assumes all risk and responsibility for any defects (including latent defects) in Landlord's Furniture, and Tenant shall indemnify defend and hold Landlord, its agents and employees, harmless from and against any and all liability, claims, suits, demands, judgments, costs, interest and expenses (including, but not limited to, attorneys' fees and disbursements) arising from or in connection with Landlord Furniture or Tenant's use thereof. Tenant shall maintain Landlord's Furniture in good condition and repair during the Lease Term. Upon prior notice to Landlord, Tenant may change the location of Landlord's Furniture within the Premises. Tenant shall keep the Furniture free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant.

     23.34.2 In consideration for the rights granted to Tenant under this
Section 23.34, Tenant shall pay to Landlord Two Hundred and 00/100 Dollars ($200.00) per month in the same manner and at the same time that Base Rent is due as provided in Article 3 above.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                              "Landlord":

                              LAMBEAU INVESTORS LLC,
                              a California limited liability company


                              By:  /s/ Vincent Sakowski                  6/17/99
                                 -----------------------------------------------
                                 Name: Vincent Sakowski, GP Working Capital
                                      ------------------------------------------
                                 Its:  Managing Member
                                      ------------------------------------------


                              "Tenant":

                              BEATNIK, INC.,
                              a California corporation


                              By:  /s/ Alan Beban
                                 -----------------------------------------------
                                 Name: Alan Beban
                                      ------------------------------------------
                                 Its:  Chief Financial Officer
                                      ------------------------------------------

                              By:____________________________________

                                 Name:_______________________________
                                 Its:________________________________

                                   EXHIBIT A
                                   ---------

                       OUTLINE OF FLOOR PLAN OF PREMISES
                       ---------------------------------


                              EXHIBIT A - Page 1

                                   EXHIBIT B
                                   ---------

                            [INTENTIONALLY OMITTED]
                            -----------------------


                              EXHIBIT B - Page 1

                                   EXHIBIT C
                                   ---------

                               AMENDMENT TO LEASE
                               ------------------


     This AMENDMENT TO LEASE ("Amendment") is made and entered into effective as of ____________, 19__, by and between LAMBEAU INVESTORS LLC, a California limited liability company ("Landlord"), and BEATNIK, INC., a California corporation ("Tenant").

                               R E C I T A L S :
                               - - - - - - - -

     A. Landlord and Tenant entered into that certain Office Lease dated as of __________________ (the "Lease") pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "Premises", as described in the Lease, known as Suite _______ of the Building located at 2600 S. EI Camino Real, San Mateo, California 94403.

     B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning given such terms in the Lease.

     C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Confirmation of Dates. The parties hereby confirm that (a) the
          ---------------------
Premises are Ready for Occupancy, (b) the Lease Term for the Lease commenced as of ____________________ (the "Lease Commencement Date"), for a term of _________ years ending on _______________________ (the "Lease Expiration Date") (unless sooner terminated or extended as provided in the Lease) and (c) in accordance with the Lease, Rent commenced to accrue on _________________________.

     2.   No Further Modification. Except as set forth in this Amendment, all of
          -----------------------
the terms and provisions of the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

                              "Landlord":

                              LAMBEAU INVESTORS LLC,
                              a California limited liability company


                              By:____________________________________

                                 Name:_______________________________
                                 Its:________________________________



                              "Tenant":

                              BEATNIK, INC.,
                              a California corporation


                              By:____________________________________

                                 Name:_______________________________
                                 Its:________________________________


                              By:____________________________________

                                 Name:_______________________________
                                 Its:________________________________



                              EXHIBIT C - Page 1

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

     5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be reasonably designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize in elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building.

     6. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

     7. The requirements of Tenant will be attended to only upon application at the management office of the Building or at such other location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     8. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.


     9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     10. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

     11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord .

     12. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

     13. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

                              EXHIBIT D - Page 1

     14. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

     15. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord or other tenants.

     16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     17. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     18. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

     19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

     20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

     21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

     23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

     24. The washing and/or detailing of, or the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

     25. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Building's management office. Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

     26. Tenant must comply with requests by Landlord concerning the informing or Tenant's employees of items of importance to Landlord.

     27. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

     28. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                              EXHIBIT D - Page 2

                                   EXHIBIT E
                                   ---------

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------


     The undersigned, as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _______________, 19__ and between LAMBEAU INVESTORS LLC, a California limited liability company, as Landlord, and the undersigned as Tenant, for Premises on the ______________ floor(s) of the Building located 2600
S. El Camino Real, San Mateo, California hereby certifies as follows:

     1.   Attached hereto as Exhibit A is a true and correct copy of the Lease
                             ---------
and all amendments and modifications thereto. The documents contained in Exhibit
                                                                         -------
A represent the entire agreement between the parties as to the Premises.
-

     2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
____________________.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
                                                         ---------
     4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     5.   Tenant shall not modify the documents contained in Exhibit A or prepay
                                                             ---------
any amounts owing under the Lease to Landlord in excess of thirty (30) days in advance without the prior written consent of Landlord's mortgagee.

     6.   Base Rent became payable on __________________.

     7.   The Lease Term expires on ____________________.

     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets that the undersigned has which preclude enforcement of the Lease by Landlord.

     11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________________. The current monthly installment of Base Rent is $_______________.

     12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's current or prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

     13. If Tenant is a corporation, limited liability company or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing oil behalf of Tenant is authorized to do so.


     Executed at ________________ on the _______ day of __________________,
19___.


                              "Tenant":

                              __________________________________,
                              a ______________________________


                              By:_______________________________

                                 Name:__________________________
                                 Its:___________________________


                              By:________________________________

                                 Name:___________________________
                                 Its:____________________________


                               EXHIBIT E- Page 1

                                   EXHIBIT F
                                   ---------


     THIS WARRANT IS NOT TRANSFERABLE. ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                 BEATNIK, INC.

                         COMMON STOCK PURCHASE WARRANT

     This certifies that, for good and valuable consideration, Beatnik, Inc., a California corporation (the "Company"), hereby grants to Lambeau Investors LLC, a limited liability corporation organized under the laws of California (the "Warrantholder"), the right to subscribe for and purchase front the Company 25,530 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock (the "Common Stock"), at the purchase price per share of $1.1647316 (the "Exercise Price"). This Warrant shall be exercisable at any time and from time to time during the period (the "Exercise Period") commencing on the date hereof and ending on the earlier of June 30, 2002 or the consummation of an underwritten firm commitment public offering of the Company with gross proceeds to the Company of at least $10,000,000 and a per share price of at least $4.00, all subject to the terms, conditions and adjustments herein set forth.



Section 1.    Duration and Exercise of Warrant; Limitation on Exercise;
              ---------------------------------------------------------
              Payment of Taxes.
              ----------------

        1.1   Duration and Exercise of Warrant.
              --------------------------------

        (a)   Cash Exercise.  This Warrant may be exercised by the Warrantholder
              -------------
by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available fluids to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 10 days, thereafter. The stock certificate or certificates so delivered shall be in denominations of 100 shares each or such lesser or greater denominations as may be reasonably specified by the Warrantholder in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

        (b) Net Issue Exercise.  In lieu of this Warrant pursuant to Section
            ------------------
1.1(a), this Warrant may be exercised by the Warrantholder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect net issue exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Warrantholder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:


                                            Y(A-B)
                                        X= ---------
                                              A


   Where              X =  the number of shares of Common Stock to be issued to
                           Warrantholder under this Section 1.1(b);

                      Y = the number of shares of Common Stock otherwise purchasable under this Warrant (at the date of such calculation);

                      A = the fair market value of one share of the Company's Common Stock (at the date of such calculation);

                      B = the Exercise Price (as adjusted to the date of such calculation).

                              EXHIBIT F - Page 1

   (c) Fair Market Value.  For purposes of Section 1.1(b) fair market value of
       -----------------
one share of the Company's Common Stock shall mean:

     Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

     Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has receive an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

                              EXHIBIT F - Page 2
such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

Section 9.  Definitions.
            -----------

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:


     Business Day:  any day other than a Saturday, Sunday or a day on which
     ------------
national banks are authorized by law to close.

     Change of Control: shall mean (i) the acquisition of the Company pursuant
     -----------------
to a consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation (other than a reincorporation), (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer of any capital stock of the Company after the date of this Agreement, following which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different than those who held the stock immediately prior to such merger. For purposes of this definition, "group" shall have the meaning as such term is used in Section 13(d)(1) under the Exchange Act.

     Company: Beatnik, Inc., it California corporation.
     -------

     Exchange Act:  the Securities Exchange Act of 1934, as amended, or any
     ------------
successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

     Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit A.
     -------------

     Exercise Price:  the meaning specified on the cover of this Warrant, as
     --------------
such price may be adjusted pursuant to Section 6 hereof.

     Nasdaq:  the meaning specified in Section 1.1(c)(ii).
     ------

     SEC:  the Securities and Exchange Commission or any other federal agency at
     ---
the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

     Securities Act:  the Securities Act of 1933, as amended, or any successor
     --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

     Warrantholder:  the meaning specified on the cover of this Warrant.
     -------------

     Warrant Shares:  the meaning specified on the cover of this Warrant,
     --------------
subject to the provisions of Section 7.

Section 10. Miscellaneous.
            -------------

     10.1   Entire Agreement.  This Warrant constitutes the entire agreement
            ----------------
between the Company and the Warrantholder with respect to this Warrant.

     10.2   Binding Effects; Benefits.  This Warrant shall inure to the benefit
            -------------------------
of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     10.3   Amendments and Waivers.  This Warrant may not be modified or amended
            ----------------------
except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

                              EXHIBIT F - Page 5

                                   EXHIBIT G
                                   ---------

                       INVENTORY OF LANDLORD'S FURNITURE
                       ---------------------------------

                             [LANDLORD TO PROVIDE]


                                   EXHIBIT G

                                   EXHIBIT A
                                   ---------

                                 EXERCISE FORM
                                 -------------

                 (To be executed upon exercise of this Warrant)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):

     [_] herewith tenders payment for ___________________ of the Warrant Shares to the order of Beatnik, Inc. in the amount of $_________________ in accordance with the terms of this Warrant; or

     [_] herewith tenders this Warrant for ___________________ Warrant Shares pursuant to the Net Issue Exercise provisions of Section 1.1(b) of this Warrant

     The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     Dated:  _____________________.


                                        ________________________________________
                                                      (Signature)


                                        ________________________________________
                                                      (Print Name)


                                        ________________________________________
                                                    (Street Address)

                                        ________________________________________

                                        (City)          (State)       (Zip Code)

     If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   EXHIBIT A

                                   EXHIBIT G
                                   ---------

                       INVENTORY OF LANDLORD'S FURNITURE
                       ---------------------------------

                             [LANDLORD TO PROVIDE]


                                   EXHIBIT G

                                   EXHIBIT A
                                   ---------

                                 EXERCISE FORM
                                 -------------

                 (To be executed upon exercise of this Warrant)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):

     [_] herewith tenders payment for ___________________ of the Warrant Shares to the order of Beatnik, Inc. in the amount of $_________________ in accordance with the terms of this Warrant; or

     [_] herewith tenders this Warrant for ___________________ Warrant Shares pursuant to the Net Issue Exercise provisions of Section 1.1(b) of this Warrant

     The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     Dated:  _____________________.


                                        ________________________________________
                                                      (Signature)


                                        ________________________________________
                                                      (Print Name)


                                        ________________________________________
                                                    (Street Address)

                                        ________________________________________

                                        (City)          (State)       (Zip Code)

     If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   EXHIBIT A

                           FIRST AMENDMENT TO LEASE


     This FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 30th day of November, 1999 by and between LAMBEAU INVESTORS LLC, a

California limited liability company ("Landlord"), and BEATNIK, INC., a

California corporation ("Tenant").

                               R E C I T A L S:
                               - - - - - - - -

     A. Landlord and Tenant entered into that certain Office Lease dated as of June 17, 1999 (the "Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain premises consisting of approximately 7,679 rentable square feet of Rentable Area (the "Premises"), commonly known as Suite 300 of the building located and addressed at 2600 S. El Camino Real, San Mateo, California 94403.

     B. Landlord and Tenant now desire to amend the Lease to (i) expand the Premises to include approximately 11,714 rentable square feet located on the second (2nd) floor of the Building, as more particularly described on Exhibit A
                                                                      ---------
attached hereto, and commonly known as Suite 200 of the Building (the "Expansion Space") and (ii) otherwise modify the Lease, all upon the terms and conditions set forth in this Second Amendment.

     C. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Second Amendment shall have the same meanings given such terms in the Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Addition of Expansion Space.  From and after December 1, 1999 (the
         ---------------------------
"Expansion Space Commencement Date"), the Premises shall be expanded to include the Expansion Space for a term of twenty-five (25) months (the "Expansion Space Lease Term") ending on December 31, 2001, thereby increasing the size of the Premises to 19,393 rentable square feet. Effective as of the Expansion Space Commencement Date, the Expansion Space shall be added to the Premises and leased on the same terms and conditions set forth in the Lease, as amended by this Second Amendment, and the "Premises" shall be re-defined so as to include the Expansion Space.

     2.  Base Rent.  During the Expansion Space Lease Term, Tenant shall pay
         ---------
Base Rent for the Expansion Space in accordance with the following schedule, except that Tenant shall pay the monthly installment of Base Rent due for the Expansion Space for the first full month of the Expansion Space Lease Term concurrently with Tenant's execution of this Second Amendment:

                                                                       Annual Base Rental
                                                                        Rate per Rentable
 Month of Expansion          Annual            Monthly Installment     Square Foot of the
 Space Lease Term           Base Rent             of Base Rent          Expansion Space
 ----------------           ---------             ------------          ---------------
        1-2                $245,994.00             $20,499.50                $21.00
        3-12               $491,988.00             $40,999.00                $42.00
       13-25               $506,044.80             $42,170.40                $43.20

     3.  Tenant's Share; Base Year.  During the Expansion Space Lease Term,
         -------------------------
Tenant's Share of Direct Expenses for the Expansion Space shall be calculated separate and apart from Tenant's Share of Direct Expenses for the original Premises. Tenant's Share of Direct Expenses for the Expansion Space shall be 48.28%. The Base Year used to calculate Tenant's Share of Operating Expenses for the Expansion Space shall be calendar year 2000.

     4.  Security Deposit.  The last sentence of Article 20 of the Lease is
         ----------------
hereby deleted and is of no further force or effect.

     5.  Parking.  Due to the addition of the Expansion Space to the Premises,
         -------
during the Expansion Space Lease Term, Tenant shall rent the number of additional unreserved parking passes at the ratio of the 3.5 unreserved parking passes for each 1,000 square feet of the Expansion Space (i.e., 41 additional unreserved parking passes).

     6.  Construction by Landlord.  Landlord shall not be obligated to provide
         ------------------------
or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Expansion Space and Tenant shall accept the Expansion Space in its "AS IS" condition except that Landlord will perform the following work, in accordance with building standards (collectively, the "Landlord's Work"): (a) cause the Expansion Space to be
                    ---------------
professionally cleaned prior to the Expansion Space Commencement Date, (b) repaint the interior painted walls of the lobby in the Expansion Space with a color which matches as closely as commercially reasonably possible the color of the interior painted walls of the lobby in the original Premises, (c) replace the carpet in the lobby in the Expansion Space existing in such lobby as of the date of this Second Amendment with a carpet which matches as closely as commercially reasonably possible the carpet in the lobby of the original Premises and (d) accent paint the trim in the Expansion Space. Landlord shall provide Tenant with an allowance of up to, but not exceeding, Five Thousand Dollars ($5,000.00) (the "Tenant Improvement Allowance") to pay for the cost of
                          ----------------------------
the design and construction of the portion of Landlord's Work described in clauses (b), (c) and (d) of the immediately preceding sentence (including, without limitation, materials, labor, general contractor's fees and overhead and Landlord's supervision fee of four percent (4%) of the cost of Landlord's Work). Tenant shall pay for all costs of the portion of Landlord's Work described in clauses (b), (c) and (d) above in excess of the Tenant Improvement Allowance, which payment shall be made to Landlord in cash within ten (10) days after Tenant's receipt of invoice therefor from Landlord. Tenant shall not be entitled to receive in cash or as a credit against any rental or otherwise any portion of such Tenant Improvement Allowance not used to pay for Landlord's Work. Except for the portion of Landlord's Work described in clause (a) above, Landlord shall perform Landlord's Work after

Tenant's normal business hours pursuant to a schedule mutually approved by Landlord and Tenant. Tenant hereby accepts any and all inconveniences associated with Landlord's Work (including reasonable interference with Tenant's business operations, paint fumes, noise and dust) and agrees that Landlord's Work shall not constitute a constructive eviction.

     7.  Right of First Offer.
         --------------------

         7.1 Sections 1.3.1(ii), (iii), (iv), (v) and (vi) of the Lease are deleted in their entirety and are of no further force or effect.

         7.2 The phrase", specifying that Tenant is not interested in exercising its right of First Offer for the First Offer Space," where it appears in Section 1.3.2(ii) of the Lease is hereby deleted and is of no further force or effect. The last two (2) sentence of Section 1.3.2 of the Lease are hereby deleted and are of no further force or effect.

         7.3 Sections 1.3.3 and 1.3.4 are hereby deleted and are of no further force or effect.

         7.4 The phrase in Section 1.3.5 of the Lease which begins "provided, however, Tenant" and continues through the end of Section 1.3.5 of the Lease is hereby deleted and is of no further force or effect.

         7.5 Notwithstanding anything to the contrary set forth in Section 1.3 of the Lease, as amended by this Second Amendment, in the event that Tenant shall lease the First Offer Space pursuant to Section 1.3 of the Lease, the annual Base Rent payable by Tenant for the First Offer Space shall be $48.00 per rentable square foot of the First Offer Space, the term of the lease of the First offer Space shall expire on December 31, 2001, and Tenant shall have the right to use, free of charge, furniture owned by Landlord currently existing in the First Offer Space subject to the provisions of Section 7.6 below.

         7.6 Landlord hereby grants Tenant a license to use in the First Offer Space during the term of the lease for the First Offer Space the furniture and other personal property more specifically described in Exhibit D attached hereto
                                                       ---------
("Landlord's First Offer Space Furniture"). Prior to the commencement date of the term of the lease for the First Offer Space, the parties shall jointly conduct a walk-through inspection of Landlord's First Offer Space Furniture, and note on Exhibit D any pre-existing damage or defective conditions in Landlord's
        ---------
First Offer Space Furniture. Tenant accepts Landlord's First Offer Space Furniture in its "as is" condition with all faults and without warranties, express or implied. Landlord disclaims any implied warranties of merchantability or fitness for a particular purpose. Tenant shall not remove the furniture from the First Offer Space or assign its right to use Landlord's First Offer Space Furniture. Tenant expressly assumes all risk and responsibility for any defects (including latent defects) in Landlord's First Offer Space Furniture, and Tenant shall indemnify, defend and hold Landlord, its agents and employees, harmless from and against any and all liability, claims, suits, demands, judgments, costs, interest and expenses (including, but not limited to, attorneys' fees and disbursements) arising from or in connection with Landlord's First Offer Space Furniture or Tenant's use thereof. Tenant shall maintain Landlord's First Offer Space Furniture in good condition and repair during the term of the lease for the First Offer Space. Upon prior notice to Landlord, Tenant may change the location of Landlord's First Offer Space Furniture within the First Offer Space. Tenant shall keep the Landlord's First Offer Space Furniture free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant.

     8.  Warrants.  As additional consideration for Landlord's entering into
         --------
this Second Amendment with Tenant, simultaneously with Tenant's execution hereof, Tenant is issuing and granting to Landlord additional warrants in Tenant (the "Warrants") pursuant to and in the form of Exhibit B attached hereto (the
                                                ---------
"Warrant Certificate").

     9.  Tenant's Lease of Furniture in Expansion Space.
         ----------------------------------------------

         9.1 Landlord hereby grants Tenant a license to use in the Expansion Space during the Lease Term the Expansion Space Furniture and other personal property more specifically described in Exhibit C attached hereto ("Landlord's
                                        ---------
Expansion Space Furniture"). As soon hereafter as may reasonably practicable, the parties shall jointly conduct a walk-through inspection of Landlord's Expansion Space Furniture, and note on Exhibit C any pre-existing damage or
                                       ---------
defective conditions in Landlord's Expansion Space Furniture. Tenant accepts Landlord's Expansion Space Furniture in its "as is" condition with all faults and without warranties, express or implied. Landlord disclaims any implied warranties of merchantability or fitness for a particular purpose. Tenant shall not remove the Expansion Space Furniture from the Expansion Space or assign its right to use Landlord's Expansion Space Furniture. Tenant expressly assumes all risk and responsibility for any defects (including latent defects) in Landlord's Expansion Space Furniture, and Tenant shall indemnify defend and hold Landlord, its agents and employees, harmless from and against any and all liability, claims, suits, demands, judgments, costs, interest and expenses (including, but not limited to, attorneys' fees and disbursements) arising from or in connection with Landlord Expansion Space Furniture or Tenant's use thereof. Tenant shall maintain Landlord's Expansion Space Furniture in good condition and repair during the Lease Term. Upon prior notice to Landlord, Tenant may change the location of Landlord's Expansion Space Furniture within the Expansion Space. Tenant shall keep Landlord's Expansion Space Furniture free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant.

         9.2  In consideration for the rights granted to Tenant under this
Section 10, Tenant shall pay to Landlord One Thousand Five Hundred and 00/100 Dollars ($1,500.00) per month in the same manner and at the same time that Base Rent is due as provided in Article 3 of the Lease.

     10. Brokers.  Landlord and Tenant hereby warrant to each other that they
         -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only BT Commercial Real Estate (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

     11.  No Further Modification.  Except as set forth in this Second
          -----------------------
Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.

     LANDLORD:                     LAMBEAU INVESTORS LLC,
                                   a California limited liability company

                                   By: /s/ John L. Worthing
                                      --------------------------------------
                                      Name: John L. Worthing
                                           ---------------------------------
                                      Title: Managing Member
                                            --------------------------------

     TENANT:                       BEATNIK, INC.,
                                   a California corporation


                                   By: /s/ Patrizia Owen
                                      --------------------------------------
                                      Name: Patrizia Owen
                                           ---------------------------------
                                      Title: Chief Financial Officer
                                            --------------------------------


                                   By: /s/ Lorraine Hariton
                                      --------------------------------------
                                      Name: Lorraine Hariton
                                           ---------------------------------
                                      Title: President and Chief Executive
                                            --------------------------------
                                              Officer
                                              -------

                                   EXHIBIT A
                                   ---------

                              THE EXPANSION SPACE
                              -------------------

                                   EXHIBIT A

                                   EXHIBIT B
                                   ---------

     THIS WARRANT IS NOT TRANSFERABLE. ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                 BEATNIK, INC.

                         COMMON STOCK PURCHASE WARRANT

     This certifies that, for good and valuable consideration, Beatnik, Inc., a California corporation (the "Company"), hereby grants to Lambeau Investors LLC, a limited liability corporation organized under the laws of California (the "Warrantholder"), the right to subscribe for and purchase from the Company 50,000 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock (the "Common Stock"), at the purchase price per share of $6.00 (the "Exercise Price"). This Warrant shall be exercisable at any time and from time to time during the period (the "Exercise Period") commencing on the date hereof and ending on the earlier of June 30, 2002 [LANDLORD TO CONFIRM] or the consummation of an underwritten firm commitment public offering of the Company with gross proceeds to the Company of at least $10,000,000 [LANDLORD TO CONFIRM] and a per share price of at least $4.00 [LANDLORD TO CONFIRM], all subject to the terms, conditions and adjustments herein set forth.

Section 1.  Duration and Exercise of Warrant; Limitation on Exercise; Payment
            -----------------------------------------------------------------
             of Taxes.
             --------

     1.1    Duration and Exercise of Warrant.
            --------------------------------

           (a) Cash Exercise.  This Warrant may be exercised by the
               -------------
Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and
(ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 10 days, thereafter. The stock certificate or certificates so delivered shall be in denominations of 100 shares each or such lesser or greater denominations as may be reasonably specified by the Warrantholder in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares,

                                   EXHIBIT B
which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

         (b) Net Issue Exercise.  In lieu of exercising this Warrant pursuant to
             ------------------
Section 1.1(a), this Warrant may be exercised by the Warrantholder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect net issue exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Warrantholder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                                  X =  Y(A-B)
                                       ------
                                         A

     Where   X =  the number of shares of Common Stock to be issued to
                  Warrantholder under this Section 1.1(b);

             Y = the number of shares of Common Stock otherwise purchasable under this Warrant (at the date of such calculation);

             A = the fair market value of one share of the Company's Common Stock (at the date of such calculation);

             B = the Exercise Price (as adjusted to the date of such calculation).

         (c) Fair Market Value.  For purposes of Section 1.1(b) fair market
             -----------------
value of one share of the Company's Common Stock shall mean:

             (i) the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

             (ii) if not listed or traded on any such exchange, the last reported sales price per share on the Nasdaq National Market or the Nasdaq Small-Cap Market (collectively, "Nasdaq"), or

            (iii) if not listed or traded on any such exchange or Nasdaq, the average of the bid and asked price per share as reported in the "pink sheets" published by the National Quotation Bureau, Inc. (the "pink sheets"), or

                                   EXHIBIT B

             (iv) if such quotations are not available, the fair market value per share of the Company's Common Stock on the date such notice was received by the Company as reasonably determined by the Board of Directors of the Company.

     1.2  Payment of Taxes.  The issuance of certificates for Warrant Shares
          ----------------
shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder
                                       -------------------
shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     1.3  Information.  Upon receipt of a written request from a Warrantholder,
          -----------
the Company agrees to deliver promptly to such Warrantholder a copy of its current publicly available financial statements and to provide such other publicly available information concerning the business and operations of the Company as such Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.

Section 2.  Restrictions on Transfer; Restrictive Legends.
            ---------------------------------------------

     2.1    Restrictions on Transfer; Compliance with Securities Laws.  The
            ---------------------------------------------------------
Warrant Shares issued upon the exercise of the Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     2.2    Restrictive Legends.  This Warrant shall (and each Warrant issued
            -------------------
in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

     "THIS WARRANT IS NOT TRANSFERABLE. ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

                              EXHIBIT B

     Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN
     EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

     Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

Section 3.  Reservation and Registration of Shares, Etc.
            --------------------------------------------

     The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and will, at its expense, upon each such reservation of shares, procure such listing of such shares of Common Stock (subject to issuance or notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed or on Nasdaq.

Section 4.  Representations and Covenants of Warrantholder.
            ----------------------------------------------

     This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder.

     4.1    Investment Purpose.  The right to acquire the Warrant Shares will
            ------------------
be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     4.2    Private Issue.  The Warrantholder understands (i) that the Warrant
            -------------
Shares issuable upon exercise of this Warrant are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 4.

                                   EXHIBIT B

     4.3    Financial Risk.  The Warrantholder has such knowledge and
            --------------
experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has. the ability to bear the economic risks of its investment.

     4.4    Indefinite Holding Period.  The Warrantholder understands that it
            -------------------------
may be required to hold the Warrant Shares for an indefinite period. The Warrantholder also understands that any sale of its rights as the Warrantholder to purchase the Warrant Shares which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

     4.5    Accredited Investor.  Warrantholder is an "accredited investor"
            -------------------
within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

Section 5.  Exchange, Loss or Destruction of Warrant.
            ----------------------------------------

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

Section 6.  Ownership of Warrant.
            --------------------

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

Section 7.  Certain Adjustments.
            -------------------

     7.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

            (a) Stock Dividends.  If at any time prior to the exercise of this
                ---------------
Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

            (b) Combination of Stock.  If at any time prior to the exercise of
                --------------------
this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a

                                   EXHIBIT B
combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

            (c) Reorganization, etc.  If at any time prior to the exercise of
                --------------------
this Warrant in full any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

            (d) Fractional Shares.  No fractional shares of Common Stock or
                -----------------
scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Fair Market Value per share of Common Stock.

            (e) Carryover.  Notwithstanding any other provision of this Section
                ---------
7, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

            (f) Exercise Price Adjustment.  Whenever the number of Warrant
                -------------------------
Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                                   EXHIBIT B

            (g) No Duplicate Adjustments.  Notwithstanding anything else to the
                ------------------------
contrary contained herein, in no event will an adjustment be made under the provisions of this Section 7 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 7 is made by the Company.

     7.2    No Adjustment for Dividends.  Except as provided in Section 7.1, no
            ---------------------------
adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

     7.3    Notice of Adjustment.  Whenever the number of Warrant Shares or the
            --------------------
Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Section 8.  Notices of Corporate Action.
            ---------------------------

     In the event of

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other fight, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision
(ii).

                                   EXHIBIT B

Section 9.  Definitions.
            -----------

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day:  any day other than a Saturday, Sunday or a day on which
     ------------
national banks are authorized by law to close.

     Change of Control:  shall mean (i) the acquisition of the Company pursuant
     -----------------
to a consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation (other than a reincorporation), (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer of any capital stock of the Company after the date of this Agreement, following which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different than those who held the stock immediately prior to such merger. For purposes of this definition, "group" shall have the meaning as such term is used in Section 13(d)(1) under the Exchange Act.

     Company:  Beatnik, Inc., a California corporation.
     -------

     Exchange Act:  the Securities Exchange Act of 1934, as amended, or any
     ------------
successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

     Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit B.
     -------------

     Exercise Price:  the meaning specified on the cover of this Warrant, as
     --------------
such price may be adjusted pursuant to Section 6 hereof.

     Nasdaq:  the meaning specified in Section 1.1(c)(ii).
     ------

     SEC:  the Securities and Exchange Commission or any other federal agency at
     ---
the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

     Securities Act:  the Securities Act of 1933, as amended, or any successor
     --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

     Warrantholder:  the meaning specified on the cover of this Warrant.
     -------------

     Warrant Shares:  the meaning specified on the cover of this Warrant,
     --------------
subject to the provisions of Section 7.

                                   EXHIBIT B

Section 10.  Miscellaneous.
             -------------

     10.1    Entire Agreement.  This Warrant constitutes the entire agreement
             ----------------
between the Company and the Warrantholder with respect to this Warrant.

     10.2    Binding Effects; Benefits.  This Warrant shall inure to the benefit
             -------------------------
of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     10.3    Amendments and Waivers.  This Warrant may not be modified or
             ----------------------
amended except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

     10.4    Section and Other Headings.  The section and other headings
             --------------------------
contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     10.5    Further Assurances.  Each of the Company and the Warrantholder
             ------------------
shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

     10.6    Notices.  All notices and other communications required or
             -------
permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

             (a) if to the Company, addressed to:
                          Beatnik, Inc.
                          217 South B Street
                          San Mateo, CA 94401
                          Attention: Alan Beban
                          Telecopier: (650) 696-9400

            With a copy to:

                                   EXHIBIT B

                     Pillsbury Madison & Sutro LLP
                     2550 Hanover Street
                     Palo Alto, CA 94304
                     Attention: Jorge del Calvo
                     Telecopier: (650) 233-4545

            (b)  if to the Warrantholder, addressed to:

                     Lambeau Investors LLC
                     c/o Orvick Management Group
                     1887 O'Toole Avenue, Suite C208
                     San Jose, California 95131
                     Attn: Mr. Ken Orvick

            with copies to:

                     Lambeau Investors LLC
                     c/o Worthing Capital
                     845 Oak Grove Avenue, Suite 105
                     Menlo Park, California 94025
                     Attn: Mr. Vincent Sakowski

            and

                     Allen, Matkins, Leck, Gamble & Mallory LLP
                     333 Bush Street, Suite 1700
                     San Francisco, California 94104
                     Attn: Richard C. Mallory, Esq.

     Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

     10.7    Counterparts.  This Warrant may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same, instrument.

     10.8    Separability.  Any term or provision of this Warrant which is
             ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     10.9    Governing Law.  This Warrant shall be deemed to be a contract made
             -------------
under the laws of the State of California.

     10.10   No Rights or Liabilities as Stockholder.  Nothing contained in this
             ---------------------------------------
Warrant shall be deemed to confer upon the Warrantholder any rights as a stockholder of the Company or to

                                   EXHIBIT B
impose any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  November __, 1999.

                                   LAMBEAU INVESTORS LLC


                                   By: ___________________________________
                                       Name: _____________________________
                                       Title: ____________________________


                                   BEATNIK, INC.


                                   By: ___________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                                   EXHIBIT B

                                   EXHIBIT A
                                   ---------

                                 EXERCISE FORM
                                 -------------

                (To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):

     [_] herewith tenders payment for __________ of the Warrant Shares to the order of Beatnik, Inc. in the amount of $__________ in accordance with the terms of this Warrant; or

     [_] herewith tenders this Warrant for __________ Warrant Shares pursuant to the Net Issue Exercise provisions of Section 1.1(b) of this Warrant

     The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     Dated:  _______________



                                        _______________________________
                                                   (Signature)


                                        _______________________________
                                                   (Print Name)


                                        _______________________________
                                                  (Street Address)


                                        _______________________________
                                        (City)     (State)   (Zip Code)

     If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   EXHIBIT A

                                   EXHIBIT C
                                   ---------

               INVENTORY OF LANDLORD'S EXPANSION SPACE FURNITURE
               -------------------------------------------------

                             [LANDLORD TO PROVIDE]
                             ---------------------

                                   EXHIBIT C

                                   EXHIBIT D
                                   ---------

              INVENTORY OF LANDLORD'S FIRST OFFER SPACE FURNITURE
              ---------------------------------------------------

                             [LANDLORD TO PROVIDE]
                             ---------------------

                                   EXHIBIT D

                           SECOND AMENDMENT TO LEASE

     This SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into as of the 30th day of December, 1999 by and between LAMBEAU INVESTORS LLC, a California limited liability company ("Landlord"), and BEATNIK, INC., a California corporation ("Tenant").

                               R E C I T A L S:
                               - - - - - - - -

     A. Landlord and Tenant entered into that certain Office Lease dated as of June 17, 1999 (the "Original Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain premises consisting of approximately 7,679 rentable square feet of Rentable Area (the "Premises"), commonly known as Suite 300 of the building located and addressed at 2600 S. El Camino Real, San Mateo, California 94403 (the "Building").

     B. Landlord and Tenant amended the Original Lease by entering into the First Amendment to Lease dated November 30, 1999 (the "First Amendment"), whereby the Premises were expanded to include an additional 11,714 rentable square feet located on the second (2nd) floor of the Building (the "Expansion Premises"). The Original Lease and the First Amendment shall hereafter collectively be referred to as the "Lease.")

     C. Landlord and Tenant now desire to amend the Lease to (i) memorialize that Tenant has elected to lease the First Offer Space which consists of approximately 4,868 rentable square feet located on the ground floor of the Building, as more particularly described on Exhibit A attached hereto, and
                                            ---------
commonly known as Suite 300 of the Building (the "First Offer Space") and (ii) otherwise modify the Lease, all upon the terms and conditions set forth in this Second Amendment.

     D. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Second Amendment shall have the same meanings given such terms in the Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Addition of First Offer Space.  From and after February 1, 2000 (the
         -----------------------------
"First Offer Space Commencement Date"), the Premises shall be expanded to include the First Offer Space for a term of twenty-three (23) months (the "First Offer Space Lease Term") ending on December 31, 2001, thereby increasing the size of the Premises to 24,261 rentable square feet. Effective as of the First Offer Space Commencement Date, the First Offer Space shall be added to the Premises and leased on the same terms and conditions set forth in the Lease, as amended by this Second Amendment, and the "Premises" shall be re-defined so as to include the First Offer Space.

     2.  Base Rent.  During the First Offer Space Lease Term, Tenant shall pay
         ---------
annual Base Rent for the First Offer Space in the amount of $233,664.00 (i.e., $48.00 per rentable square foot of the First Offer Space) which shall be payable in equal monthly installments of $19,472.00.

     3.  Tenant's Share; Base Year.  As a result of the addition of the First
         -------------------------
Offer Space to the Premises, during the First Offer Space Lease Term, Tenant's Share of Direct Expenses for the First Offer Space shall be calculated separate and apart from Tenant's Share of Direct Expenses for the original Premises but Tenant's Share of Direct Expenses for the First Offer Space shall be calculated together with Tenant's Share of Direct Expenses for the Expansion Space. During the First Offer Space Lease Term, Tenant's Share of Direct Expenses for the Expansion Space and the First Offer Space shall be 68.35%. The Base Year used to calculate Tenant's Share of Operating Expenses for the First Offer Space shall be calendar year 2000. In addition, from and after the date of this Second Amendment, Tenant's Share of Direct Expenses set forth in Section 9.2 of the Summary attached to the Original Lease is hereby revised to be approximately 31.65%.

     4.  Parking.  Due to the addition of the First Offer Space to the Premises,
         -------
during the First Offer Space Lease Term, Tenant shall rent additional unreserved parking passes at the ratio of the 3.5 unreserved parking passes for each 1,000 square feet of the First Offer Space (i.e., 17 additional unreserved parking passes).

     5.  Construction by Landlord.  Landlord shall not be obligated to provide
         ------------------------
or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the First Offer Space and Tenant shall accept the First Offer Space in its "AS IS" condition.

     6.  Deletions.  Section 1.3 of the Original Lease, as amended by Section
         ---------
7 of the First Amendment, is hereby deleted and is of no further force or effect.

     7.  Brokers.  Landlord and Tenant hereby warrant to each other that they
         -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment, excepting only BT Commercial Real Estate (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Second Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Broker.

     8.  No Further Modification.  Except as set forth in this Second Amendment,
         -----------------------
all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.


     LANDLORD:                LAMBEAU INVESTORS LLC,
                              a California limited liability company



                              By: /s/ Vincent E. Sakowsk
                                 -------------------------------------------
                                 Name: Vincent E. Sakowsk
                                      --------------------------------------
                                 Title: Partner Worthing Capital - Managing
                                       -------------------------------------
                                         Member
                                         ------


     TENANT:                  BEATNIK, INC.,
                              a California corporation



                              By: /s/ Patrizia Owen
                                 -------------------------------------------
                                 Name: Patrizia Owen
                                      --------------------------------------
                                 Title: Chief Financial Officer
                                       -------------------------------------


                              By: __________________________________________
                                 Name: _____________________________________
                                 Title: ____________________________________

                                   EXHIBIT A
                                   ---------

                             THE FIRST OFFER SPACE
                             ---------------------

                                EXHIBIT A
                                    1